Exhibit 32.2
CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U. S. C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, I, Jason Warnick, hereby certify that, to the best of my knowledge, Robinhood Markets, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Robinhood Markets, Inc.
Date: February 18, 2025
/s/Jason Warnick
Jason Warnick
Chief Financial Officer